UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 16, 2020

Verb Technology Company, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-38834	90-1118043
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2210 Newport Boulevard, Suite 200
Newport Beach, California	92663
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:	(855) 250-2300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	VERB	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	VERBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Verb Technology Company, Inc. (the “Company”) was held on October 16, 2020. The following proposals were approved at the Annual Meeting by the votes indicated:

Proposal One: To elect six directors to the Company’s board of directors. The nominees for election were Rory J. Cutaia, James P. Geiskopf, Phillip J. Bond, Kenneth S. Cragun, Nancy Heinen and Judith Hammerschmidt.

The following nominees were elected by the votes indicated to serve as directors until the next annual meeting of stockholders or until their successors are duly elected and qualified:

Name	Total Votes for Director	Total Votes Withheld from Director	Total Broker Non-Votes
Rory J. Cutaia	14,034,272	485,780	13,979,152
James P. Geiskopf	13,508,147	1,011,905	13,979,152
Phillip J. Bond	13,625,739	894,313	13,979,152
Kenneth S. Cragun	13,573,613	946,439	13,979,152
Nancy Heinen	14,194,889	325,163	13,979,152
Judith Hammerschmidt	14,189,833	330,219	13,979,152

Proposal Two: To address the depletion of shares that were available under the previously approved 2019 Stock and Incentive Compensation Plan (the “Incentive Plan”) which occurred as a result of (i) the allocation of shares to employees in lieu of cash compensation during the company’s COVID-19 Full Employment and Cash Preservation Plan; (ii) allocations to new employees, including those joining the Company following the recent acquisition; (iii) allocations to certain senior level new hires; and (iv) as a result of a recent Nasdaq ruling requiring all shares issued by the Company to individual outside vendors and consultants during the period April 5, 2019 through July 3, 2020, to be deducted from those shares otherwise available to employees under the Incentive Plan; among other reasons, by approving an amendment to add 8,000,000 shares of common stock authorized under the Incentive Plan to the 8,000,000 shares previously approved.

Total Votes
For	12,497,387
Against	1,584,054
Abstain	438,611
Broker Non-Votes	13,979,152

Proposal Three: To ratify the selection of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm.

Total Votes
For	28,104,065
Against	195,828
Abstain	199,311
Broker Non-Votes	N/A

Proposal Four: To consider and vote upon a proposal to adjourn the Annual Meeting, if necessary or appropriate.

Total Votes
For	25,137,053
Against	2,898,207
Abstain	463,944
Broker Non-Votes	N/A

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 22, 2020	Verb Technology Company, Inc.

	By:	/s/ Rory J. Cutaia
	Name:	Rory J. Cutaia
	Title:	President and Chief Executive Officer

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